SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: June 23, 2010

ANGEL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

Nevada	06-1588136
(State of incorporation)	(IRS Employer ID Number)

1802 N. Carson Street, Suite 212-3018 Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

(775) 887-0670

(Issuer's telephone number)

N/A
(Former name, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2010, the Registrant’s Board of Directors approved the decrease of the authorized number of shares of the Registrant’s Common Stock from Twenty Five Billion (25,000,000,000) to Fifteen Billion Nine Hundred Million (15,900,000,000).

On June 24, 2010 the Registrant filed a Certificate of Amendment to the Articles of Incorporation with the state of Nevada to decrease the authorized Common Stock from Twenty Five Billion (25,000,000,000) to Fifteen Billion Nine Hundred Million (15,900,000,000). The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.12 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit No.	Document
3.12	Certificate of Amendment to Articles of Incorporation, dated June 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL ACQUISITION CORP.

June 25, 2010	/s/ Steven Bonenberger
Date	Steven Bonenberger, Chief Executive Officer